                                  EXHIBIT 10.4

                            SECOND AMENDMENT TO LEASE


     THIS SECOND AMENDMENT TO LEASE (this "AMENDMENT") is made this 1st day of June, 1996, by and between East Mesa Associates Limited Partnership, an Illinois limited partnership ("LESSOR"), and Sunrise Healthcare Corporation, a New Mexico corporation, d/b/a Moonrise Healthcare Corporation ("LESSEE").

                                W I T N E S S E T H

     WHEREAS, Lessor and Lessee are parties to that certain Lease Agreement dated September 30, 1990, as amended by that certain Amendment to Lease Agreement dated October 31, 1994 (the Lease Agreement, as so amended, is hereinafter referred to as the "LEASE"), demising a track of land improved with a residential care facility (the "DEMISED PREMISES") commonly known as East Mesa Care Center located in Mesa, Arizona as more particularly described in Exhibit A attached hereto.

     WHEREAS, the parties hereto desire to delete the purchase option granted to Lessee thereunder.

     NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

     1. DEFINED TERMS. All terms used herein shall have a meaning ascribed to them in the Lease, except as specifically provided herein.

     2. DELETION OF PURCHASE OPTION. Article XXXIV of the Lease is hereby deleted in its entirety.

     3. LEASE IN FULL FORCE AND EFFECT. In the event of any conflict between the Lease and this Amendment, the term, conditions and provisions of this Amendment shall govern and, except as herein expressly amended, all of the terms, covenants and conditions and provisions of the Lease shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by persons authorized to do so on behalf of each of them respectively as of the date set forth above.

                             LESSOR:
                             EAST MESA ASSOCIATES LIMITED
                             PARTNERSHIP, an Illinois limited partnership


                             By
                               ------------------------------------------
                                    Zev Karkomi, a General Partner



                             By
                               ------------------------------------------
                                    Harvey Angell, a General Partner



                             LESSEE:
                             SUNRISE HEALTHCARE CORPORATION, a
                             New Mexico corporation, d/b/a Moonrise Healthcare Corporation


                             By
                               ------------------------------------------

                             Its
                               ------------------------------------------

                                               EXHIBIT A


                               LEGAL DESCRIPTION OF THE DEMISED PREMISES



The part of the Southeast quarter of Section 22, Township 1 North, Range 6 East of the Gila and Salt River Base and Meridian, designated as Tract E-1 on the Plat of Venture Out and Mesa Unit One according to Book 127 of Maps, page 21, records of Maricopa County, Arizona

EXCEPT the North 200 feet thereof.